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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   March 25, 1997
                                                 -----------------------------

                        YES! Entertainment Corporation
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          (Exact Name of the Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

         0-25916                                         94-3165290
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(Commission File Number)                    (I.R.S. Employer Identification No.)


3875 Hopyard Road, Suite 375 Pleasanton, California            94588
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    (Address of Principal Executive Offices)                 (Zip Code)


                                (510) 847-9444
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             (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.
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          In a press release disseminated on March 24, 1997, the Registrant publicly announced that it has entered into an agreement superseding a private placement to certain institutional buyers entered into on January 28, 1997 by which the Registrant raised $10 million through the sale of convertible subordinated debentures and warrants. The Registrant and such institutional buyers agreed to supersede the transaction by issuing convertible subordinated debentures, convertible preferred stock and warrants. The information which is set forth in the Registrant's Press Release dated March 24, 1997, filed as
Exhibit 99.1 hereto, is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c) Exhibits

          4.1 Certificate of Designation of the Series A Convertible Preferred Stock.
          4.2   Form of Convertible Subordinated Debenture
                dated March 18, 1997.
          4.3   Form of Warrant dated March 18, 1997.
          99.1  Press Release dated March 24, 1997.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 25, 1997
                                         YES! ENTERTAINMENT CORPORATION


                                         By:   /s/ Bruce D. Bower
                                             ----------------------------------
                                             Bruce D. Bower
                                             Executive Vice President, General
                                             Counsel and Secretary
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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER         DESCRIPTION
------         ----------------------------------------------------------------
4.1            Certificate of Designation of the Series A Convertible Preferred
                Stock.
4.2            Form of Convertible Subordinated Debenture dated March 18, 1997.
4.3            Form of Warrant dated March 18, 1997.
99.1           Press Release dated March 24, 1997.